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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 27, 1996


                     Structured Asset Securities Corporation
                    (Issuer in respect of Multiclass Mortgage
                   Pass-Through Certificates, Series 1996-CFL)
                          (Exact name of registrant as
                            specified in its charter)


           Delaware                       33-96378              74-2440850
           --------                       --------              ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


    200 Vesey Street, New York, New York                        10285
    ------------------------------------                        -----
  (Address of principal executive offices)                    (Zip Code)

                           Exhibit Index is on Page 5



                                 Page 1 of    Pages



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Item 5.   Other Events.

          Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Structured Asset Securities Corporation, Multiclass Pass-Through Certificates, Series 1996-CFL. Attached as Exhibit 99 is the revised Summary Information Regarding Mortgage Loans and Mortgaged Properties as of the Cut-Off Date, Exhibit A to the Prospectus Supplement dated February 9, 1996, of the Mortgage Pool as of the Closing Date. On February 15, 1996, Structured Asset Securities Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 1996 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, LaSalle National Bank, as trustee, ABN AMRO Bank, N.V., as fiscal agent, Midland Loan Services, L.P., as servicer, and J.E. Robert Company, Inc., as special servicer, of Structured Asset Securities Corporation, Multiclass Pass-Through Certificates, Series 1996-CFL (the "Certificates"), issued in twenty-one classes. The Class A-1A, Class A-1B, Class A-1C, Class A-2A, Class A-2B, Class X-1, Class X-1A, Class X-2, Class X-2A, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of February 1, 1996 of $1,616,274,142, were sold to Lehman Brothers, Inc. and Goldman, Sachs & Co. (together, the "Underwriters"), pursuant to an Underwriting Agreement dated as of February 9, 1996, by and among the Company and the Underwriters.

          Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.




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          Item 7. Financial  Statements,  Pro Forma  Financial  Information  and
Exhibits.


(c)  Exhibits


Exhibit 4      Pooling and Servicing Agreement


Exhibit 99     Summary  Information  Regarding  Mortgage  Loans  and   Mortgaged
Properties as of the Cut-Off Date




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SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:   February 27, 1996

                                            STRUCTURED ASSET SECURITIES
                                            CORPORATION



                                            By:         /s/ Mary Pat Archer
                                                       --------------------
                                            Name:      Mary Pat Archer
                                            Title:     Vice-President





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                                INDEX TO EXHIBITS
                                -----------------

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
Item 601(a) of
Regulation S-K
Exhibit No.                           Description                                       Page
--------------                        -----------                                       ----
4                                     Pooling and Servicing Agreement

99                                    Summary Information  Regarding Mortgage Loans and
                                      Mortgaged Properties as of the Cut-Off Date




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